                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          RENAL TREATMENT CENTERS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------

       5)     Total fee paid:

              -----------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

              -----------------------------------------------------------------

       2)     Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------------

       3)     Filing Party:

              -----------------------------------------------------------------

       4)     Date Filed:

              -----------------------------------------------------------------

                                    RTC LOGO

                        RENAL TREATMENT CENTERS, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 7, 1997

                                    ------

To the Stockholders of Renal Treatment Centers, Inc.:

The Annual Meeting of Stockholders of Renal Treatment Centers, Inc. (the "Company") is scheduled to be held on Wednesday, May 7, 1997 at 10:00 a.m., local time, at the Sheraton Valley Forge Hotel, North Gulph Road and First Avenue, King of Prussia, Pennsylvania 19406, for the following purposes:

       1. To elect two Class I directors to serve until the expiration of their respective terms and until their successors are duly elected;
       2. To consider and approve amendments to the Company's Amended and Restated 1990 Stock Plan;
       3. To consider and approve amendments to the Company's Equity Incentive Plan for Outside Directors;
       4. To ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants for the Company for 1997; and
       5. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement of continuation thereof.

   Only stockholders of record at the close of business on March 14, 1997, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

   A copy of the Company's Annual Report for the year ended December 31, 1996 is being mailed to stockholders together with this notice.

   To assure that your interests will be represented, whether or not you expect to attend the Annual Meeting in person, it is important that you promptly complete, sign, date and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          Thomas J. Karl,
                                          Vice President, Secretary and
                                          General Counsel


March 31, 1997
Berwyn, Pennsylvania

                                    RTC LOGO

                        RENAL TREATMENT CENTERS, INC.

                               PROXY STATEMENT

   This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to stockholders on or about March 31, 1997, are furnished in connection with the solicitation by the Board of Directors of Renal Treatment Centers, Inc. (the "Company"), a Delaware corporation, of proxies for use in voting at the Annual Meeting of Stockholders to be held at the Sheraton Valley Forge Hotel, North Gulph Road and First Avenue, King of Prussia, Pennsylvania 19406, on Wednesday, May 7, 1996, at 10:00 a.m., local time, and at any adjournment, postponement or continuation thereof. The principal executive offices of the Company are located at 1180 West Swedesford Road, Building 2, Suite 300, Berwyn, Pennsylvania 19312.

   Shares represented by a proxy in the accompanying form, if properly signed and returned, will be voted as directed by the stockholder. If a properly signed proxy form is returned to the Company and is not marked, it will be voted in accordance with the recommendations of the Board of Directors, which are FOR the election of the directors nominated, FOR approval of the amendments to the Company's Amended and Restated 1990 Stock Plan, FOR approval of the amendments to the Company's Equity Incentive Plan for Outside Directors and FOR ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for 1997. A stockholder giving a proxy in the accompanying form may revoke it at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person.

   The Company's common stock, $.01 par value, (the "Common Stock") is the only issued and outstanding class of stock. Only stockholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at the Annual Meeting. At the close of business on March 14, 1997, the Company had 24,617,217 shares of Common Stock outstanding. A majority of the outstanding shares will constitute a quorum at the meeting. Each share of Common Stock is entitled to one vote.

   Unless stated otherwise, all information herein gives retroactive effect to the two-for-one split of the Common Stock effected through a stock dividend of one share of Common Stock for each share outstanding, which was paid on March 14, 1996 to stockholders of record on February 29, 1996.

   The expense of preparing, printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or telegraph. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will, upon request, reimburse such persons for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

   The following table sets forth, as of March 14, 1997, the amount and percentage of the Company's outstanding Common Stock beneficially owned by
(i) each person known to the Company who beneficially owned more than five percent of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table set forth below under "Compensation of Directors and Executive Officers" and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown. The information with respect to each person specified is as supplied or confirmed by such person.


                                                           Shares
                                                        Beneficially       Percent of
Name                                                        Owned         Common Stock
----                                                   ---------------   --------------
  5% Holders:
Putnam Investments, Inc.                                  3,193,772(1)        13.0%
  One Post Office Square
  Boston, MA 02109
Pilgrim Baxter & Associates, Ltd.                         2,488,100(2)        10.1%
  1255 Drummers Lane, Suite 300
  Wayne, PA 19087
RCM Capital Management, L.L.C.                            1,645,700(3)         6.7%
  Four Embarcadero Center
  San Francisco, CA 94111-4189

  Directors:
Robert L. Mayer, Jr.                                        373,559(4)         1.5%
Frederick C. Jansen                                         373,557(5)         1.5%
Claire W. Gargalli                                            3,000(6)           *
Patrick T. Ryan                                               2,000(6)           *
Michael R. Walker                                             6,954(7)           *

  Named Executive Officers (who are not also directors):
Barbara A. Bednar                                            85,740(8)           *
John A. Chambers                                            160,000(9)           *
Ronald H. Rodgers, Jr.                                       49,489(10)          *
Thomas J. Karl                                                1,540(11)          *

All directors and executive officers as a group           1,062,639(12)        4.2%
 (10 persons)

------
* Less than 1%.

 (1) As reported on Schedule 13G dated January 27, 1997. Certain Putnam investment managers, together with their parent corporations, Putnam Investments, Inc. and Marsh & McLennan Companies, Inc., are considered "beneficial owners" in the aggregate of these shares, which were acquired for investment purposes by such investment managers for certain of their advisory clients. These investment managers share voting power with respect to 73,200 of these shares and have no voting power with respect to the remaining 3,120,572 shares, and share investment power with respect to all of these shares.

 (2) As reported on Schedule 13G dated February 14, 1997. Pilgrim Baxter & Associates, Ltd. shares voting power and has sole investment power with respect to these shares.

 (3) As reported on Schedule 13G dated February 3, 1997. RCM Capital Management, L.L.C. ("RCM Capital") has sole voting power with respect to 1,414,700 of these shares and has no voting power with respect to the remaining 231,000 shares, and has sole investment power with respect to 1,595,700 of these shares and shares investment power with respect to the remaining 50,000 shares. RCM Limited L.P. ("RCM Limited"), the managing agent of RCM Capital, RCM General Corporation, the General Partner of RCM Limited, and Dresdner Bank AG, the parent corporation of RCM Capital, may be deemed to have beneficial ownership of securities beneficially owned by RCM Capital.

 (4) Of these shares, 236,667 shares are purchasable by Mr. Mayer upon the exercise of stock options that are currently exercisable or become exercisable within 60 days after March 14, 1997. The remaining 136,892 shares are owned jointly by Mr. Mayer and his spouse, who share voting and investment power with respect to these shares.

 (5) Of these shares, 236,666 shares are purchasable by Mr. Jansen upon the exercise of stock options that are currently exercisable or become exercisable within 60 days after March 14, 1997. The remaining 136,891 shares are owned jointly by Mr. Jansen and his spouse, who share voting and investment power with respect to these shares.

 (6) These shares are purchasable upon the exercise of stock options that are currently exercisable or become exercisable within 60 days after March 14, 1997.

 (7) These shares include 2,000 shares purchasable by Mr. Walker upon the exercise of stock options that are currently exercisable or become exercisable within 60 days after March 14, 1997.

 (8) These shares include 68,072 shares purchasable upon the exercise of stock options that are currently exercisable. The remaining 17,668 shares are owned jointly by Ms. Bednar and her spouse, who share voting and investment power with respect to these shares.

 (9) These shares include 100,000 shares purchasable upon the exercise of stock options that are currently exercisable.

(10) These shares include 42,667 shares purchasable upon the exercise of stock options that are currently exercisable.

(11) These shares include 400 shares held by Mr. Karl's children. Mr. Karl disclaims beneficial ownership of these 400 shares.


(12) These shares include 697,872 shares purchasable upon the exercise of stock options that are currently exercisable or become exercisable within 60 days after March 14, 1997.


           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the officers and directors of a corporation, such as the Company, that has a class of equity securities registered under Section 12 of the Exchange Act, as well as persons who own more than 10% of a class of equity securities of such a corporation ("10% Beneficial Owners"), file reports of their ownership of such securities, as well as monthly statements of changes in such ownership, with the corporation, the Securities and Exchange Commission and the exchange on which such securities are listed. Based upon written representations received by the Company from its officers, directors and 10% Beneficial Owners, and the Company's review of the monthly statements of changes filed with the Company by its officers, directors and 10% Beneficial Owners during 1996, the Company believes that all such filings required during 1996 were made on a timely basis.


                            ELECTION OF DIRECTORS
                            (ITEM 1 ON PROXY CARD)

   The Company's By-Laws provide that the directors of the Company shall be divided into three classes, designated as Class I, Class II and Class III, and that at each Annual Meeting of Stockholders of the Company successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. The classes are staggered so that the term of one class expires each year. The terms of the Class I directors expire in 1997, and each third year thereafter; those of the Class II directors expire in 1998 and each third year thereafter; and those of the Class III directors expire in 1999 and each third year thereafter. Accordingly, it is the Class I directors who are to be elected at the Annual Meeting.

   The number of directors constituting the entire Board of Directors is determined by the vote of a majority of the members of the Board of Directors and is currently fixed at five members. The number of Class I directors to be elected at the Annual Meeting is two. Each of the Class I directors so elected will hold office until the 2000 Annual Meeting of Stockholders and until his successor is elected.

   The Board of Directors has nominated Patrick T. Ryan and Michael R. Walker for election as the Class I directors. Messrs. Ryan and Walker are incumbent directors. All proxies will be voted for the election of Messrs. Ryan and Walker unless authority to vote for the election of directors or either nominee is withheld. In the event either nominee should unexpectedly decline or be unable or unwilling to serve as a director, the proxies may be voted for a substitute nominee designated by the present Board of Directors. The Board of Directors has no reason to believe that Mr. Ryan or Mr. Walker will be unable or unwilling to serve as a director if elected and has no present intention to nominate any person in addition to or in lieu of such nominees. Any vacancy occurring on the Board of Directors may be filled by the vote of a majority of the directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

   The candidates receiving the highest number of votes cast at the Annual Meeting will be elected. Holders of shares of Common Stock are not entitled to cumulate votes in the election of directors. Shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or person otherwise entitled to vote such shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, and abstentions will have no effect on the election of directors inasmuch as they do not represent votes cast at the Annual Meeting for the purpose of electing directors.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                       ELECTION OF THE DIRECTORS NOMINATED


INFORMATION REGARDING DIRECTORS

   The names of the nominees for Class I director and the Class II and Class III directors who will continue in office after the Annual Meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

NOMINEES FOR CLASS I DIRECTORS:
                                         Position Held                 Director
Name                       Age           with the Company              Since
----                       ---           ----------------              -----
Patrick T. Ryan .........  38            Director                      1995
Michael R. Walker .......  48            Director                      1993


DIRECTORS CONTINUING IN OFFICE:

CLASS II DIRECTOR:

                                          Position Held                Director
Name                       Age            with the Company             Since
----                       ---            ----------------             -----
Claire W. Gargalli ......  54             Director                     1996


CLASS III DIRECTORS:
                                          Position Held                Director
Name                       Age            with the Company             Since
----                       ---            ----------------             -----
Robert L. Mayer, Jr        50             President, Chief Executive   1988
                                          Officer and Director
Frederick C. Jansen        60             Executive Vice President,    1988
                                          Treasurer and Director


   Patrick T. Ryan has served as a director of the Company since October 1995. Mr. Ryan is President, Chief Executive Officer and a director and co-founder of PrincipalCare Incorporated, a provider of women's and children's health care services. Prior to co-founding PrincipalCare in 1995, Mr. Ryan served as President and Chief Executive Officer of MedAlliance, Inc., a provider of diagnostics imaging and radiology practice management services. Mr. Ryan joined MedAlliance in 1990 as its Executive Vice President and Chief Operating Officer, when it merged with R.B. Diagnostic, an alternative site diagnostic imaging company that he co-founded.

   Michael R. Walker has served as a director of the Company since 1993. Since 1985 he has served as Chairman, Chief Executive Officer and a director of Genesis Health Ventures, Inc., an operator of health care networks for the elderly. Mr. Walker also serves as a director of Universal Health & Realty Income Trust.

   Claire W. Gargalli has served as a director of the Company since May 1996. Ms. Gargalli is a Class II director, and her current term as a director ends in 1998. Ms. Gargalli is Vice Chairman of Diversified Search and Diversified Health Search Companies, executive search firms specializing in health care providers. Prior to joining the Diversified Search Companies in 1990, Ms. Gargalli was President and Chief Executive Officer of Equimark, a bank holding company, and Chairman and Chief Executive Officer of its two principal subsidiaries, Equibank and Liberty Bank. Ms. Gargalli also serves as a director of Praxair, Inc. and Western Atlas, Inc.

   Robert L. Mayer, Jr., a founder of the Company, has served as a director of the Company and as President and Chief Executive Officer of the Company since the Company commenced operations in 1988. Mr. Mayer is a Class III director, and his current term as a director ends in 1999. From 1983 to 1988, Mr. Mayer held positions as Vice President and President of Renal Care Centers Corp., a subsidiary of United Medical Corporation that provides dialysis services. Mr. Mayer is a past President and a past member of the Board of Directors of the National Renal Administrators Association.

   Frederick C. Jansen, a founder of the Company, has served as a director of the Company and as the Company's Executive Vice President and Treasurer since the Company commenced operations in 1988. Mr. Jansen also served as Secretary of the Company until May 1996 and as Chief Financial Officer of the Company until February 1997. Mr. Jansen is a Class III director, and his current term as a director ends in 1999. From 1987 to 1988, Mr. Jansen served as Vice President of Development of Renal Care Centers Corp.

MEETINGS AND COMMITTEES OF THE BOARD

   The Board of Directors met six times in 1996. The Board of Directors has five standing committees: the Audit Committee, the Compensation Committee, the Stock Plan Committee, the Director Plan Committee and the Compliance Committee. The Board of Directors does not have a nominating committee. The functions normally performed by a nominating committee are performed by the Board of Directors.

   The members of the Audit Committee are Ms. Gargalli and Messrs. Ryan and Walker. The Audit Committee met once in 1996. The duties of the Audit Committee are: to meet with the independent accountants of the Company; to review the audit plan for the Company; to review the annual audit of the Company with the Company's independent accountants, together with any other reports or recommendations made by the accountants; to recommend whether the accountants should be continued as the independent accountants for the Company and, if other independent accountants are to be selected, to recommend the independent accountants to be selected; to meet with the internal auditors for the Company, if any, and to review with them and the independent accountants for the Company the adequacy of the Company's internal controls; and to perform such other duties as shall be delegated to the committee by the Board of Directors.

   The members of the Compensation Committee are Ms. Gargalli and Messrs. Ryan and Walker. The Compensation Committee did not formally meet in 1996, but the members of the Compensation Committee held numerous informal telephone conferences prior to taking actions by unanimous written consent. The duties of the Compensation Committee are: to recommend to the Board of Directors policies and plans concerning the salaries, bonuses, stock options and rights and other compensation of the senior executives of the Company, including reviewing the salaries of the senior executives and recommending bonuses, stock options and rights and other forms of additional compensation for them; establishing and reviewing policies regarding management perquisites; and performing such other duties as shall be delegated to the committee by the Board of Directors.

   The members of the Stock Plan Committee are Ms. Gargalli and Messrs. Ryan and Walker. The Stock Plan Committee did not formally meet in 1996, but the members of the Stock Plan Committee held numerous informal telephone conferences prior to taking actions by unanimous written consent. The duties of the Stock Plan Committee are to administer the operation of the Company's Amended and Restated 1990 Stock Plan and to grant options, awards and stock rights under the Company's Amended and Restated 1990 Stock Plan to the full extent permitted by the plan.


   The members of the Director Plan Committee are Messrs. Mayer and Jansen. The Director Plan Committee did not meet in 1996. The duties of the Director Plan Committee are to administer the operation of the Com-pany's Equity Incentive Plan for Outside Directors. The Director Plan Committee does not have any discretion to determine who will be granted options under the Company's Equity Incentive Plan for Outside Directors or to determine the amount, timing or exercise price of such options, all of which are determined pursuant to the terms of a formula set forth in the plan.

   The members of the Compliance Committee are Ms. Gargalli and Messrs. Mayer, Ryan and Walker. Thomas J. Karl, Vice President, Secretary and General Counsel, but not a director, of the Company, is also a member of the Compliance Committee. The Compliance Committee was initially formed in December 1996, and met once in 1996. The duties of the Compliance Committee are to oversee the design, implementation and performance of a formal corporate compliance program for the Company, which shall include a code of corporate ethics for the Company and mechanisms to ensure the compliance of the Company and its officers, employees and agents with this code of ethics and all laws, rules and regulations applicable to the Company or its officers, employees or agents. The Company has had an informal compliance program in effect since 1995. The Compliance Committee is also to approve the formal corporate compliance program developed by management of the Company and review the program on at least an annual basis.

   During 1996, all incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees thereof on which they served.

NOMINATIONS BY STOCKHOLDERS

   The Board of Directors will consider qualified candidates recommended by the stockholders for designation as nominees for election at the Annual Meeting of Stockholders to be held in 1998 and subsequent years. In order for a candidate recommended by a stockholder to be considered by the Board of Directors for designation as a nominee for election at the Annual Meeting of Stockholders to be held in 1998, the stockholder should notify the Secretary of the Company in writing on or before January 6, 1998. Such notification must contain the following information to the extent known by the notifying stockholder: (i) the name and address of the proposed nominee; (ii) the age of the proposed nominee; (iii) the principal occupation of the proposed nominee; (iv) the number of shares of the Company owned by the proposed nominee; (v) the total number of shares that will be voted for the proposed nominee; (vi) the name and residential address of the notifying stockholder; and (vii) the number of shares of the Company owned by the notifying stockholder. The presiding officer of the Annual Meeting of Stockholders will refuse to acknowledge the nomination of, and the inspectors of election will disregard any votes cast for, any person whose nomination is not made in compliance with the foregoing procedure.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

   The following table sets forth certain information with respect to compensation paid or accrued by the Company during the fiscal years ended December 31, 1996, 1995 and 1994 with respect to the Chief Executive Officer of the Company and the five other most highly compensated executive officers of the Company for the fiscal year ended December 31, 1996.

                          SUMMARY COMPENSATION TABLE

                                                                       Long-Term
                                                                     Compensation
                                       Annual Compensation              Awards
                                ---------------------------------    --------------
                                                                      Securities
                                                                      Underlying         All Other
Name and Principal Position       Year    Salary($)     Bonus($)      Options (#)     Compensation($)
 -----------------------------   ------   ----------    ----------   --------------   ---------------
Robert L. Mayer, Jr.              1996     $302,500     $189,062        100,000           $ 6,498(1)
President and Chief Executive     1995     $275,000     $151,250        100,000           $ 8,000
Officer                           1994     $250,000     $125,000             --           $ 7,192

Frederick C. Jansen               1996     $253,000     $158,125         53,332                --
Executive Vice President and      1995     $231,000     $127,050        100,000                --
Treasurer                         1994     $210,000     $105,000             --           $ 4,200

Barbara A. Bednar                 1996     $180,000     $112,500         60,000           $ 2,375(2)
Vice President and Chief          1995     $150,000     $ 60,000         60,000           $ 3,450
Operating Officer of Dialysis     1994     $130,000     $ 52,000         50,000           $ 5,950
Services

John A. Chambers                  1996     $100,000     $456,760        100,000           $20,073(3)
Vice President of                 1995     $100,000     $300,957             --           $ 6,927
Development                       1994     $100,000     $107,645             --           $ 6,054

Ronald H. Rodgers, Jr.            1996     $170,000     $106,250         60,000           $ 2,148(2)
Vice President of Finance         1995     $125,000     $ 50,000         60,000           $ 3,300
and Chief Financial Officer       1994     $100,000     $ 40,000         40,000           $ 2,349

Thomas J. Karl                    1996     $104,063     $148,500        180,000           $ 1,583(2)
Vice President, Secretary and
General Counsel(4)


------
(1) Consists of $4,463 contributed by the Company under its Savings Plan and $2,035 in country club dues reimbursed by the Company.

(2) Contributed by the Company under its Savings Plan.


(3) Consists of $2,375 contributed by the Company under its Savings Plan, $2,673 in country club dues reimbursed by the Company, $1,375 paid by the Company as an allowance for automobile insurance and other automobile expenses and $13,650 paid by the Company to Mr. Chambers as rent for residential property owned by Mr. Chambers, which was rented by the Company for use as housing for several temporary employees of the Company.

(4)  Mr. Karl joined the Company in May 1996.

   The following table sets forth information with respect to options granted during the fiscal year ended December 31, 1996 to the persons named in the Summary Compensation Table above.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        Potential Realizable Value at
                                                                                         Assumed Annual Rate of Stock
                                Individual Grants                                     Price Appreciation for Option Term
 ---------------------------------------------------------------------------------  -------------------------------------
                                          % of Total
                           Number of       Options
                           Securities     Granted to
                           Underlying     Employees      Exercise
                            Options       in Fiscal        Price      Expiration
Name                      Granted (1)        Year         ($/Sh)         Date        0% ($)      5% ($)         10% ($)
 ----------------------   ------------   ------------    ----------   ------------   ------   ------------    ------------
Robert L. Mayer, Jr.         50,000(2)        7.0%        $21.81        3/11/06        --      $  687,015     $1,733,895
                             50,000(3)        7.0%        $21.81        3/11/06        --      $  687,015     $1,733,895

Frederick C. Jansen          20,000(4)        2.8%        $21.81        3/11/06        --      $  274,806     $  693,558
                             33,332(5)        4.6%        $21.81        3/11/06        --      $  457,992     $1,155,884

Barbara A. Bednar            30,000(6)        4.2%        $21.81        3/11/06        --      $  412,209     $1,040,337
                             30,000(3)        4.2%        $21.81        3/11/06        --      $  412,209     $1,040,337

John A. Chambers            100,000(7)       13.9%        $22.50       12/24/06        --      $1,417,500     $3,577,500

Ronald H. Rodgers, Jr.       30,000(6)        4.2%        $21.81        3/11/06        --      $  412,209     $1,040,337
                             30,000(3)        4.2%        $21.81        3/11/06        --      $  412,209     $1,040,337

Thomas J. Karl              180,000(8)       25.0%        $21.81        3/11/06        --      $2,473,254     $6,242,022

------
(1) All of these options become fully vested upon certain sales of assets, mergers and consolidations involving the Company.

(2) These options vest in five equal cumulative installments on March 11, 1997 and each March 11th thereafter through March 11, 2001.

(3) These options vest on September 11, 2005, but may vest earlier with respect to one-third of such shares in each of 1996, 1997 and 1998 in the event certain earnings targets are met in such year.

(4) These options vest in two equal cumulative installments on March 11, 1997 and March 11, 1998.

(5) These options vest on September 11, 2005, but may vest earlier with respect to one-half of such shares in each of 1996 and 1997 in the event certain earnings targets are met in such year.

(6) These options vest in five equal cumulative installments on December 31, 1996 and each December 31st thereafter through December 31, 2000.

(7) These options were exercisable on the date of grant. For additional information on these options, see "Employment Agreements and Change of Control Arrangements" below.

(8) These options vest in three equal cumulative installments on September 1, 1996, December 31, 1997 and December 31, 1998.

   The following table sets forth information with respect to option exercises in the fiscal year ended December 31, 1996 and options held on December 31, 1996 by the persons named in the Summary Compensation Table above.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION VALUES

                                                               Number of Securities              Value of Unexercised
                                                              Underlying Unexercised                 In-the-Money
                                                              Options at FY-End (#)            Options at FY-End ($)(1)
                             Shares                       --------------------------------  --------------------------------
                           Acquired on       Value
Name                      Exercise (#)  Realized($)(2)    Exercisable     Unexercisable      Exercisable     Unexercisable
 ----------------------   -------------   ------------    -------------   ---------------   -------------   ---------------
Robert L. Mayer, Jr.             --                --       216,667          223,333         $3,286,460       $2,467,290

Frederick C. Jansen              --                --       216,666          176,666         $3,286,456       $2,295,206

Barbara A. Bednar            77,628        $1,549,173        45,332          104,740         $  472,981       $1,157,235

John A. Chambers             60,000        $1,247,500       100,000           80,000         $  300,000       $1,520,000

Ronald H. Rodgers, Jr.       33,489        $  666,935        42,667           93,644         $  435,005       $  944,541

Thomas J. Karl               60,000        $  577,042            --          120,000                 --       $  442,500

------
(1) Based upon the last reported sales price of the Common Stock on the New York Stock Exchange in 1996 of $25.50 per share.

(2) Based upon the difference between the last reported sales price of the Common Stock on the New York Stock Exchange on the date of exercise and the exercise price.

SAVINGS PLAN

   In May 1989, the Company adopted a Savings Plan (the "Savings Plan") covering all of its employees. Pursuant to the Savings Plan, employees may elect to reduce their current compensation and have the amount of such reduction contributed to the Savings Plan, subject to certain limitations set by the Internal Revenue Service. For 1997, the maximum amount an employee can contribute is $9,500. The Company matches one-half of each employee's monthly contribution up to a maximum of 2.5% of the employee's monthly compensation. The Company may also contribute additional amounts at the discretion of the Board of Directors. The Savings Plan is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended, so that contributions by employees to the Savings Plan are not taxable to them until withdrawn from the Savings Plan.

DIRECTOR COMPENSATION

   Claire W. Gargalli, Patrick T. Ryan and Michael R. Walker each receive base compensation of $6,000 per year and additional compensation of $2,000 for each meeting of the Board of Directors of the Company attended in person.

   The Company's Equity Incentive Plan for Outside Directors (the "Director Plan") provides for the grant of stock options to directors who are not also employees of the Company. Subject to the approval of the stockholders of the Company at the Annual Meeting, under its terms, each person elected or re-elected an outside director is entitled to be granted an option for 3,000 shares per year of such person's term as a director at an exercise price of 100% of the fair market value of a share of Common Stock on the date of grant, or 9,000 shares for each outside director elected to a three-year term. Prior to the amendments to the Director Plan being submitted to the stockholders at the Annual Meeting, the Director Plan provided for option grants to outside directors upon election or re-election at the rate of 1,000 shares per year of the director's term. See "Approval of Amendments to Equity Incentive Plan for Outside Directors" below.

   Ms. Gargalli was granted an option to purchase 6,000 shares of Common Stock at an exercise price of $26.25 per share under the Director Plan in 1996. Mr. Ryan was granted an option to purchase 3,144 shares of Common Stock at an exercise price of $16.75 per share under the Director Plan in 1995. Mr. Walker was granted options to purchase 6,000 shares of Common Stock at an exercise price of $11.25 per share and 954 shares at an exercise price of $9.94 per share under the Director Plan in 1994 and 1993, respectively.

   Directors of the Company who are also employees of the Company do not receive any compensation for serving as directors.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

   In March 1995, Robert L. Mayer, Jr. and Frederick C. Jansen each entered into employment agreements with the Company that, as amended in May 1996, provided for initial annual base salaries of $275,000 and $230,000, respectively, and terminate in September 1998. The Company increased these salaries to $302,500 and $253,000, respectively, for 1996. The employment agreements, as amended, also provide for bonuses for 1996 ranging from 40% to 55% of base salary if 1996 earnings per share targets set forth in the agreements are met or exceeded. The amount and method of determination of bonuses in subsequent years are left in the discretion of the Compensation Committee of the Board of Directors. The Company can terminate either employment agreement at any time, whether or not for cause, if such termination is approved by the affirmative vote of a majority of the Board of Directors other than the employee subject to the employment agreement, in which event the employee will be paid his base salary for a period of one year, unless he was terminated for material cause (as defined in the employment agreements). In the event Mr. Mayer or Mr. Jansen is terminated after a "Change of Control" (as defined in the employment agreements), however, he would be paid his base salary for a period of two years from the date of the Change of Control (unless he was terminated for material cause), and all stock options held by him would become immediately exercisable. The employment agreements also provide for the acceleration of any unvested company contributions under the Savings Plan and the continuation of employee fringe and welfare benefits following a Change of Control.

   Under the employment agreements, Messrs. Mayer and Jansen each agreed that until two years after termination of his employment with the Company, he would not, directly or indirectly, engage in business activities that are competitive with the Company's activities in any county of any state in the United States, or any country outside of the United States, in which, during his employment, the Company conducted any material business or in which its customers were located. In addition, each of Messrs. Mayer and Jansen agreed that he would not solicit or accept business from any customers of the Company or hire any employees of the Company.

   In May 1996, Barbara A. Bednar entered into an employment agreement with the Company that provided for initial annual base salary of $180,000. The employment agreement also provides for a bonus for 1996 ranging from 40% to 55% of base salary if 1996 earnings per share targets set forth in the agreement are met or exceeded. The amount and method of determination of bonuses in subsequent years are left in the discretion of the Compensation Committee. The initial term of her employment agreement expires May 31, 1998, but the agreement automatically renews thereafter for successive two-year periods unless terminated by either party upon 90 days' prior notice. The Company may terminate the agreement at any time, however, for material cause (as defined in the agreement). Ms. Bednar has also agreed that until one year after termination of her employment with the Company, she will not, directly or indirectly, engage in any business activities that are competitive with the Company's business activities in any place where the Company is doing business at the time of her termination nor will she solicit or accept business from any customers of the Company or hire any employees of the Company without its consent.

   In August 1993, John A. Chambers entered into an employment agreement with the Company that, as amended in May 1996, provides for an annual base salary of $100,000 and annual incentive compensation equal to the greater of (i) 1% of the net revenue of any acquisition during the first 12 months of operations of the acquired entity and 5% of the after-tax profit of any acquisition during the same 12-month period, or (ii) a guaranteed amount (the "Incentive Compensation Guarantee") currently established at $53,000. The Company has also agreed to reimburse Mr. Chambers for certain personal expenses that are not expected to exceed $15,000 per year and to provide group accident, disability income and health insurance coverage and life insurance coverage in an aggregate amount of $450,000. Mr. Chambers' employment agreement continues until August 29, 1998. Either party may terminate the agreement with or without cause prior to August 29, 1998 upon 180 days' notice. If the Company terminates the agreement pursuant to this provision, it must pay Mr. Chambers an amount equal to one-half of his salary and the Incentive Compensation Guarantee for the preceding 12-month period. The Company may also terminate the agreement at any time for material cause (as defined in the agreement). Mr. Chambers has also agreed that until one year after termination of this agreement, he will not, directly or indirectly, engage in business activities that are competitive with the Company's activities in those states within the United States and those countries outside the United States in which, during his employment, the Company conducted any business, nor will he solicit for employment or employ any employees or former employees of the Company.

   In a separate agreement with the Company entered into in December 1996, Mr. Chambers has agreed to accept, in lieu of cash commissions earned under his employment agreement, with respect to acquisitions completed in the fourth quarter of 1996, options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $22.50 per share. The exercise price equals the closing price of the Common Stock on the New York Stock Exchange on December 23, 1996. The options were exercisable in full on the grant date.

   In May 1996, Ronald H. Rodgers, Jr. entered into an employment agreement with the Company on substantially the same terms as the employment agreement between the Company and Barbara A. Bednar, except that Mr. Rodgers' initial base salary is $170,000.

   In March 1996, Thomas J. Karl entered into an employment agreement with the Company that provided for an initial base salary of $180,000. The agreement also provides for a sign-on bonus of $36,000 and an annual bonus that is no less a percentage of Mr. Karl's base salary than is applicable to any other officer of the Company, except its president, currently Robert L. Mayer, Jr., and Frederick C. Jansen. The agreement also provides for an initial grant of options to purchase 180,000 shares of the Company's Common Stock, annual option grants in an amount no less than the annual option grants to Ms. Bednar or Mr. Rodgers, and an additional grant of options in May 1998. The number of shares with respect to the latter grant will be equal to 20% of the cumulative savings to the Company in outside, non-litigation legal expenses from the commencement of Mr. Karl's employment through the second anniversary of such date, and the exercise price of such options will equal 80% of fair market value at the time of grant. Mr. Karl's employment commenced in May 1996. Mr. Karl's employment agreement continues until April 30, 1999, and automatically renews thereafter from year to year unless terminated by either party upon 90 days' prior notice. The agreement also contains provisions identical to those in Ms. Bednar's agreement with respect to termination for material cause, non-competition and non-solicitation.

   In May 1995, as amended in May 1996, the Company entered into executive severance agreements with each of Barbara A. Bednar, John A. Chambers, Ronald
H. Rodgers, Jr. and Thomas J. Karl which guarantee the continued employment of these officers, at their then current base salaries, following a "Change of Control" (as defined in the severance agreements) for one year or, in the case of Mr. Karl, the greater of one year or the remaining term under his employment agreement. Also under these agreements, all of these officers' stock options will become immediately exercisable upon a Change of Control. In lieu of the shares issuable upon exercise of stock options, each of these officers also has the right to receive cash in an amount equal to the difference between the exercise price of the options and the higher of (i) the closing price of the Company's Common Stock on the New York Stock Exchange on the date of the Change of Control or (ii) the highest price paid for the Common Stock in connection with the Change of Control.

   Each of the foregoing severance agreements and Messrs. Mayer and Jansen's employment agreements also provide that in the event any payment or benefit received by any of them in connection with a change of control is deemed an "excess parachute payment" under the Internal Revenue Code, the Company shall pay the officer a cash bonus equal to any additional tax liability imposed upon him as a result.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


   The members of the Company's Compensation Committee currently are Michael
R. Walker, Chairman, Claire W. Gargalli and Patrick T. Ryan. Messrs. Walker and Ryan and Ms. Gargalli have been members of the Compensation Committee since joining the Company's Board of Directors on November 12, 1993, October 10, 1995 and May 2, 1996, respectively. Robert F. Higgins, a former director of the Company, served on the Compensation Committee from September 1991 until his resignation as a director in May 1996.

                        COMPENSATION COMMITTEE REPORT
                          ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS

   The primary policy of the Compensation Committee governing the compensation of the Company's executive officers is to establish a relationship between executive pay and the creation of stockholder value, while motivating and retaining key employees. To effect this policy, the Compensation Committee uses annual base salary coupled with incentives in the form of cash bonuses, grants of options to purchase Common Stock under the Company's Amended and Restated 1990 Stock Plan, or a combination of cash bonuses and stock options. Cash bonuses are intended to award both corporate performance, as measured by financial results and other quantitative measures, and individual performance, based on subjective evaluations of individual performance, and option grants are intended both to reward performance and to provide future incentives to the Company's executive officers to contribute to stockholder value.

   At the request of the Compensation Committee, the Company has engaged a consultant to analyze the current compensation of the Company's executive officers, and to make recommendations regarding future compensation policies and methodology. This consultant has commenced its analysis, but as of the date hereof had not reported its findings or made any recommendations to the Compensation Committee.

   In evaluating executive compensation, the Compensation Committee has reviewed the recommendations of the Company's Chief Executive Officer and examined the Company's earnings per share, operating margins, return on equity and revenue growth. These factors were compared with the Company's goals and prior years' performance and the performance of other publicly held dialysis providers, as well as the performance of companies that supply other health care services and have revenues comparable to the Company's revenues. Other factors taken into consideration include: changes in the cost of living and competitors' overall size and performance, as well as a subjective evaluation of the individual's past performance and potential with the Company. With respect to this subjective evaluation, the Compensation Committee relies heavily on the recommendations of the Chief Executive Officer.

   Prior to his resignation as a director in May 1996, Robert F. Higgins served as Chairman of the Compensation Committee. Utilizing the resources of the venture capital firm with which he is affiliated, Mr. Higgins had reviewed studies and surveys of compensation in the health care industry to ensure that the annual compensation of the Company's executive officers, including base salary, was within the range of compensation of those persons who, in the opinion of the Compensation Committee, hold comparably responsible positions at other health care companies. The Compensation Committee expects to rely on the consultant referred to above for similar industry compensation data in the future.

   Generally, cash bonuses have been based upon corporate performance, with the primary measure being the Company's earnings per share, and an executive officer's individual accomplishments, as evaluated by the Chief Executive Officer. The cash bonuses awarded to the named executive officers were determined in accordance with the formula set forth in their employment agreements. The formula was the same in each employment agreement, with the exception of John A. Chambers, Vice President of Development, and was approved by the Compensation Committee early in 1996. The employment agreements provide for annual bonuses for 1996 ranging from 40% to 55% of base salary if earnings per share targets for 1996 established by the Compensation Committee and set forth in the employment agreement are met or exceeded. The bonuses for 1996 were equal to 62.5% of each named executive officer's base salary, based on the Company's earnings per share for 1996 (before merger costs) of $.85, which was at the top of the target range of $.81 to $.85 per share established in the employment agreements. The bonuses were above the range set forth in the employment agreements because the Compensation Committee believes that not only did the named executive officers' performance in 1996 meet the expectations of the Compensation Committee, as well as those set by management, as measured by the earnings per share targets set by the Compensation Committee, but also that, because of the additional efforts of the executive officers, the Company was able to exceed its goals for acquisitions of new dialysis centers in 1996. In addition, the bonuses recognize the other achievements of the Company in 1996, including the completion of a convertible debt offering and the increase in the Company's credit facility. The employment agreements also provide that bonuses in future years will be completely in the discretion of the Compensation Committee, and need not be determined in the same manner.

   Mr. Chambers's annual bonus is determined pursuant to the formula set forth in his employment agreement as a percentage of the net revenue and after-tax profit generated by the acquisitions that he has secured for the Company in that year, with a minimum annual bonus of $53,000. Mr. Chambers's cash bonus for 1996 was $456,760. In a separate agreement with the Company entered into in December 1996, Mr. Chambers has agreed to accept, in lieu of cash commissions earned under his employment agreement with respect to acquisitions completed in the fourth quarter of 1996, options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $22.50 per share. The exercise price equals the closing price of the Common Stock on the New York Stock Exchange on December 23, 1996. The options were exercisable in full on the grant date. The Compensation Committee approved this arrangement because this equity-based compensation will act as a further incentive to Mr. Chambers to increase stockholder value.

   See "Compensation of Directors and Executive Officers -- Employment Agreements and Change of Control Arrangements" for a more detailed description of the foregoing employment agreements and the bonuses provided for therein.

   In recognition of the named executive officers' continued value to the Company, the Compensation Committee also approved new employment agreements, or amendments to existing employment agreements, in 1996, which guarantee their employment, subject to the Company's right to terminate for cause, into 1998 or 1999.

   In determining the number of stock options to be granted, the Compensation Committee reviews the current option holdings of the executive officers and determines the number of options to be granted based on the principle of rewarding performance and providing continuing incentives to contribute to stockholder value. Accordingly, option grants to the Company's executive officers in 1996 ranged from grants for 60,000 to 180,000 shares, with all executive officers receiving options in 1996. Additionally, the stock options granted to most of the executive officers in 1996 contain performance-based conditions that allow accelerated vesting of a portion of the options if the Company meets established earnings per share targets for 1996, 1997 and 1998. These conditions are intended to motivate further the executive officers to increase stockholder value.

CEO COMPENSATION

   Robert L. Mayer, Jr. has been President and Chief Executive Officer of the Company since its inception in 1988. The Compensation Committee determined Mr. Mayer's compensation in accordance with the employment agreement between Mr. Mayer and the Company and the policies set forth above with respect to the Company's other executive officers.

   Mr. Mayer's base salary for 1996 was $302,500, as established by the Compensation Committee at the beginning of 1996. In establishing this salary, Mr. Higgins, former Chairman of the Compensation Committee, reviewed studies and surveys of compensation in the health care industry. The Compensation Committee set Mr. Mayer's annual compensation within the range of compensation of chief executive officers at other health care companies. Other factors taken into consideration included: changes in the cost of living and competitors' overall size and performance, as well as a subjective evaluation of Mr. Mayer's performance.

   With respect to cash bonus, Mr. Mayer's employment agreement provided for an annual cash bonus for 1996 ranging from 40% to 55% of his base salary if the Company met or exceeded earnings targets established by the Compensation Committee and Mr. Mayer and set forth in his employment agreement, as amended in May 1996. The Compensation Committee approved a cash bonus of $189,062, or 62.5% of base salary, to Mr. Mayer for 1996 based on the Company's earnings per share for the year (before merger costs) of $.85, which fell at the top or the range of $.81 to $.85 per share set forth in Mr. Mayer's employment agreement. The fact that Mr. Mayer's bonus was above the range set forth in his employment agreement indicates that the Compensation Committee believes that his performance and the Company's performance for 1996 met or exceeded its expectations, and is intended to reward him for the Company's achievements in 1996, which are described above. Mr. Mayer's employment agreement provides that his bonus in future years will be completely in the discretion of the Compensation Committee, and need not be determined in a similar manner as in 1996.

   Stock options to purchase 100,000 shares were granted to Mr. Mayer in 1996. This grant was made after considering the number and terms of options previously granted to Mr. Mayer. Of the options previously granted, options to purchase 100,000 shares did not vest until June 2003. Under the terms of these options, however, vesting was accelerated and the options vested earlier in increments of one-third each because the Company met certain earnings per share targets in 1994, 1995 and 1996. The remaining options vest in equal installments over five years. Because of the success of these performance vesting options in motivating Mr. Mayer in prior years, the 1996 grant includes 50,000 shares with similar performance targets for 1996, 1997 and 1998. The Compensation Committee believes that this option grant and the previous grants will provide incentives to Mr. Mayer for 1997 and future years.


IMPACT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

   Section 162(m) of the Internal Revenue Code, applicable for 1994 and subsequent years, generally disallows a tax deduction to publicly held companies for compensation of more than $1 million paid to the company's chief executive officer or any executive officer named in its Summary Compensation Table. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company's executive officers, including Mr. Mayer, to avoid the loss of the deductibility of any compensation, although Section 162(m) will not preclude the Compensation Committee from awarding compensation in excess of $1 million, if it should be warranted in the future. Furthermore, the Company's Amended and Restated 1990 Stock Plan includes provisions intended to ensure that grants under the plan meet the requirements for qualifying performance-based compensation. The Company believes that Section 162(m) will not have any effect on the deductibility of the compensation of Mr. Mayer and the other executive officers named in the Summary Compensation Table for 1996.
                                            Respectfully submitted,

                                            COMPENSATION COMMITTEE


                                            Michael R. Walker, Chairman
                                            Claire W. Gargalli
                                            Patrick T. Ryan

                           STOCK PERFORMANCE GRAPH


   The following graph compares the cumulative total stockholder return of the Company's Common Stock from July 22, 1993 (the date that trading in the Common Stock commenced on the Nasdaq National Market) to December 31, 1996 with: (a) the Standard & Poor's 500 Composite Stock Price Index; and (b) the Standard & Poor's Healthcare Diversified Index. On December 20, 1995, trading in the Common Stock commenced on the New York Stock Exchange.


500-----------------------------------------------------------------------------
                                                                           @


450-----------------------------------------------------------------------------


                                                    @
400-----------------------------------------------------------------------------



350-----------------------------------------------------------------------------



300-----------------------------------------------------------------------------



250-----------------------------------------------------------------------------


                                    @                                      $
200-----------------------------------------------------------------------------
                    @                                $

                                                                           *
150-----------------------------------------------------------------------------

                                                     *
                                    $
100@$*--------------$*--------------*-------------------------------------------



 50-----------------------------------------------------------------------------



  0-----------------------------------------------------------------------------
July 22      December 31,      December 31,      December 31,      December 31,
 1993           1993              1994              1995              1996

-------------------------------------------------------------------------------
@ = Renal Treatment            $ = S&P Healthcare               * = S&P 500
    Centers                        Diversified Index
-------------------------------------------------------------------------------
    Assumes $100 invested at July 22, 1993 and reinvestment of all dividends

                                 July 22,  Dec. 31,  Dec. 31,  Dec. 31,  Dec 31,
                                  1993      1993      1994      1995      1996
                                  ----      ----      ----      ----      ----
Rental Treatment Centers        100.00     182.50    207.06    419.00    485.71
S&P Healthcare Diversified
  Index                         100.00     108.90    122.05    176.40    217.08
S&P 500                         100.00     104.94    103.32    138.56    166.64

                             CERTAIN TRANSACTIONS

   Thomas J. Karl, Vice President, Secretary and General Counsel of the Company since May 1996, is also a partner in the law firm of Duane, Morris & Heckscher. Duane, Morris & Heckscher has represented the Company in numerous legal matters, and it is anticipated that they will be engaged by the Company in the future in numerous legal matters.

                APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED
                               1990 STOCK PLAN
                            (ITEM 2 ON PROXY CARD)

   The Company's Amended and Restated 1990 Stock Plan (the "1990 Stock Plan") permits the granting of stock options ("Options"), including Options intended to qualify as incentive stock options under the Internal Revenue Code ("ISOs") and Options not intended to so qualify ("Non-Qualified Options"), outright awards of stock ("Awards") and opportunities to make direct purchases of stock ("Purchases"). Options, Awards and authorizations to make Purchases are collectively referred to hereafter as "Stock Rights." Stock Rights may be granted under the 1990 Stock Plan until September 27, 2000. The number of shares of Common Stock that could be the subject of Stock Rights granted under the 1990 Stock Plan was, prior to the amendments being submitted to the stockholders for approval at the 1997 Annual Meeting, 3,237,000 shares in the aggregate. At March 14, 1997, Options to purchase an aggregate of 1,660,033 shares of Common Stock were outstanding to officers and employees of the Company under the 1990 Stock Plan, options had been exercised for an aggregate of 1,129,377 shares and there were only 447,590 shares of Common Stock available for grants under the 1990 Stock Plan.

   The Board of Directors of the Company believes that the 1990 Stock Plan has been worthwhile in attracting and retaining desirable key employees. In order to continue to provide the best incentive for key employees, directors and consultants, the Board of Directors, on February 11, 1997, approved an amendment and restatement of the 1990 Stock Plan that, among other things, increased the number of shares of Common Stock covered thereby from 3,237,000 shares to 3,987,000 shares.

   This amendment increasing the number of shares available under the 1990 Stock Plan is being submitted to the stockholders for their approval at the Annual Meeting. Also being submitted to the stockholders for approval is an amendment of the provision of the 1990 Stock Plan relating to the approval of future amendments to the 1990 Stock Plan. Previously, the 1990 Stock Plan listed specific types of amendments requiring stockholder approval. In light of recent changes in regulations of the Securities and Exchange Commission applicable to equity incentive plans, this provision has been amended to become more flexible, and would provide that stockholder approval must be sought any time that it is required under any applicable law or any time that the Board of Directors deems it advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any stock exchange listing requirements.

   Other amendments to the 1990 Stock Plan, which do not require stockholder approval and therefore are not being submitted to the stockholders at the Annual Meeting, were also approved. The other amendments to the 1990 Stock Plan were as follows:

   o The provisions governing directors eligible to serve on the Stock Plan Committee, which administers the 1990 Stock Plan, has been amended so that only directors qualifying as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 and as "outside directors" under Section 162(m) of the Internal Revenue Code may serve on the Stock Plan Committee.

   o A provision has been added that the full Board of Directors may, at its election, exercise all authority granted to the Stock Plan Committee.

   o The definition of fair market value (for purposes of determining the exercise price of options) has been amended to provide that either the closing market price on the date of grant or the average of the high and low sales prices on the date of grant may be used to determine fair market value.

   The persons eligible to participate in the 1990 Stock Plan consist of officers, employees, directors and consultants of the Company or its subsidiaries. Directors who are not also employees of the Company or any of its subsidiaries, however, are not eligible to receive ISOs under the 1990 Stock Plan. As of the date of this Proxy Statement, ten persons, five of whom are also employees of the Company, serve as a director of the Company and/or one or more of its subsidiaries, and the Company and its subsidiaries have an aggregate of approximately 2,700 employees.

   The 1990 Stock Plan may be administered by the Board of Directors of the Company or a committee thereof and is currently administered by the Stock Plan Committee of the Board of Directors, consisting of Ms. Gargalli and Messrs. Ryan and Walker. See "Election of Directors -- Meetings and Committees of the Board."

   The Stock Plan Committee's powers under the 1990 Stock Plan include the power to interpret the 1990 Stock Plan and, subject to the terms of the 1990 Stock Plan, to determine when and to whom Stock Rights may be granted, the number of shares to be covered thereby, the time of vesting of Options, the expiration dates of Options, conditions on the exercise of options, including performance criteria, and certain other terms of Stock Rights. As amended, the 1990 Stock Plan also permits the full Board of Directors to exercise all authority of the Stock Plan Committee.

   For ISOs, the exercise price must be at least 100% of the fair market value per share of Common Stock on the date the option is granted. For Non-Qualified Options, the exercise price must be at least equal to the lesser of: (i) the book value per share of the Common Stock as of the end of the fiscal year immediately preceding the date the Non-Qualified Option is granted; or (ii) 50% of the fair market value per share of Common Stock on the date the Non-Qualified Option is granted.

   Options become exercisable in one or more installments in accordance with a schedule determined at the time of grant. The Stock Plan Committee can also establish circumstances, terms and conditions for the acceleration of the exercise date of any Options. The exercise price of Options granted under the 1990 Stock Plan must be paid in full at the time of exercise in cash or by check, or, in the discretion of the Stock Plan Committee, through delivery of shares of Common Stock having a fair market value equal to the exercise price or through delivery of the optionee's interest-bearing promissory note. The proceeds from the sale of shares pursuant to exercise of an Option granted under the 1990 Stock Plan will be added to the general funds of the Company.

   The 1990 Stock Plan provides for adjustment of outstanding options in the event of certain extraordinary corporate transactions, including mergers, consolidations, recapitalizations, reclassifications, and stock splits and combinations. If any Option granted under the Plan expires or terminates without having been exercised in full or ceases to be exercisable, the shares subject to such Option will again be available for grants under the 1990 Stock Plan.

   Options granted under the 1990 Stock Plan are non-transferable other than by will or by laws of descent and distribution. An Option granted under the 1990 Stock Plan may be exercised during the lifetime of the optionee only by the optionee.

   Subject to earlier termination, each Option will expire on the date specified by the Stock Plan Committee, but not more than: (i) ten years and one day from the date of grant in the case of Non-Qualified Options; (ii) ten years from the date of grant in the case of ISOs generally; and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation. If an ISO optionee's employment terminates by reason of death or disability, the optionee or his or her successor may exercise the optionee's Options to the extent that they were exercisable as of the date of such termination within a period of 180 days after such termination (unless the term of the option expires prior to the end of such 180-day period). If an ISO optionee's employment terminates for any reason other than death or disability, the optionee may exercise his or her Options to the extent that they were then exercisable within a period of 90 days from the date of such termination (unless the term of the option expires prior to the end of such 90-day period).

   To the extent the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which an ISO is exercisable for the first time by an employee during any calendar year exceeds $100,000, such Option shall be treated, for federal income tax purposes, as a Non-Qualified Option.

   The Board of Directors may at any time terminate or amend the 1990 Stock Plan, subject to any required stockholder approval or any stockholder approval that the Board of Directors may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any stock exchange listing requirements. No termination or amendment of the 1990 Stock Plan may alter or impair the rights of any optionee under any Stock Rights previously granted him without the consent of the optionee or his or her successor.

   An optionee will not recognize income for federal income tax purposes upon receipt of an Option, nor will the Company be entitled to any deduction on account of such grant. The tax consequences to the optionee and the Company of the exercise of a Non-Qualified Option and an ISO, respectively, are discussed below.

   Options that do not comply with the requirements for ISOs or are intended to be Non-Qualified Options will result in no tax consequences to an optionee when granted. The optionee will, however, realize taxable ordinary income for federal income tax purposes at the time of exercise in an amount equal to the excess of the fair market value of the stock at the time of such exercise over the exercise price thereof. When the optionee disposes of shares acquired upon exercise of such Option, he will generally recognize capital gain or loss equal to the difference between (i) the amount received upon disposition and (ii) the sum of the exercise price and the amount included in his income when the Option was exercised. Such gain or loss will be long-term or short-term, depending upon whether the shares were held for more or less than one year after the date of exercise.

   The Company will be entitled to a tax deduction in connection with such an Option only in an amount equal to the ordinary income recognized by the optionee and at the time the optionee so recognized the income, provided applicable withholding requirements are met.

   No income will be recognized for federal income tax purposes by an optionee when an ISO is granted or exercised. The amount by which the market value of the shares received on exercise of an ISO exceeds the exercise price of the shares is, however, an item of "tax preference" and will be included in the calculation of "alternative minimum taxable income." The "alternative minimum tax" imposed on individual taxpayers is equal to the amount by which the applicable percentage of the alternative minimum taxable income (reduced by certain exemption amounts) exceeds the regular tax for the taxable year. The applicable percentage is 26% or 28%, depending on the amount of such alternative minimum taxable income. However, generally, there will be no item of tax preference if the shares are disposed of in the same taxable year in which the option is exercised.

   If the optionee does not dispose of the shares issued to him upon exercise of the ISO within one year from such issuance or within two years from the date of grant of the ISO, whichever is later, the optionee will be taxed when he sells the shares at capital gains rates on the difference between the exercise price and the sales price. If the optionee does dispose of the shares during such period, the disposition will be considered a "disqualifying disposition."

   The Company will not have a deduction at the time an optionee exercises an ISO unless he subsequently makes a disqualifying disposition. If the optionee makes a disqualifying disposition, he will recognize ordinary income for federal income tax purposes in an amount equal to the lesser of (i) the gain realized upon the sale of such stock or (ii) the excess of the fair market value of such stock at the time of exercise over the exercise price, and the Company will be entitled to claim a deduction in an amount equal to the ordinary income recognized by the optionee for federal income tax purposes. Any gain realized by the optionee in excess of the sum of the amount taxed as ordinary income and the exercise price will be treated as a capital gain and any loss will be treated as a capital loss. Such capital gain or loss will be long-term or short-term, depending upon whether the shares were held for more or less than one year after the date of exercise. If the optionee disposes of the shares by gift during the holding period, the transfer will also be treated as a disqualifying disposition.

   If the exercise price is paid with shares already owned by the employee, generally no gain or loss will be recognized with respect to the shares used for payment, and the additional shares received will be taxed as described herein. However, if payment of the exercise price of an ISO is made with shares acquired upon exercise of an ISO before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be treated as a disqualifying disposition of the shares used for payment subject to the rules described herein.

   Under current law, any gain realized by an employee, other than long-term gain, is taxable at a maximum federal income tax rate of 39.6%. Long-term capital gain is taxable at a maximum federal income tax rate of 28%.

   The foregoing description of the federal income tax consequences relating to Options granted under the 1990 Stock Plan is based upon the federal tax law and regulations currently in effect.

   The following sets forth the total number of shares of Common Stock underlying Options granted to the persons listed below under the 1990 Stock Plan as of March 14, 1997.

                                                            Number of Shares
    Name and Title                                         Underlying Options
    --------------                                         ------------------
Robert L. Mayer, Jr.  ..............                              713,784
     President, Chief Executive
     Officer and Director

Frederick C. Jansen  ...............                              667,116
     Executive Vice President,
     Treasurer and Director

Barbara A. Bednar  .................                              283,700
     Vice President and Chief
     Operating Officer of Dialysis
     Services

John A. Chambers  ..................                              300,000
     Vice President of Development

Ronald H. Rodgers, Jr.  ............                              194,110
     Vice President of Finance and
     Chief Financial Officer

Thomas J. Karl  ....................                              180,000
     Vice President, Secretary and
     General Counsel

All current executive  .............                            2,372,710
     officers as a group (7 persons)

All employees as a group  ..........                            2,675,710
     (24 persons)


   Of the foregoing Options, Options to purchase an aggregate of 1,015,677 shares had been exercised as of March 14, 1997, at exercise prices ranging from $.06 to $21.81 per share. The market value of the Common Stock of the Company as of March 27, 1997 was $23.25 per share, based on the closing sales price on that date for the Common Stock on the New York Stock Exchange.

   The affirmative vote of a majority of the shares of the Common Stock of the Company, present in person or represented by proxy at the meeting and entitled to vote with respect to the amendments to the 1990 Stock Plan, is required to approve such amendments. Abstentions are considered shares of stock present in person or represented by proxy at the meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against approval of the amendments because it represents one fewer vote for approval of the amendments. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the amendments to the 1990 Stock Plan and will have no effect on the vote.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
              APPROVAL OF THE AMENDMENTS TO THE 1990 STOCK PLAN

               APPROVAL OF AMENDMENTS TO EQUITY INCENTIVE PLAN
                            FOR OUTSIDE DIRECTORS
                            (ITEM 3 ON PROXY CARD)

   On November 12, 1993, the Board of Directors adopted an Equity Incentive Plan for Outside Directors (as subsequently amended and restated, the "Director Plan"). The Board of Directors believes that the Director Plan will assist the Company in attracting and retaining dedicated and qualified people who are not employees of the Company to serve as directors of the Company.

   The total number of shares of Common Stock subject to options that may be granted under the Director Plan is 60,000. Participation in the Director Plan is limited to directors of the Company who are not employees of the Company or any of its subsidiaries. As of the date of this Proxy Statement, the Company has three non-employee directors.

   Prior to the amendments being submitted to the stockholders for approval, each person elected or re-elected an outside director before December 31, 1999 was entitled to be granted an option for 1,000 shares under the Director Plan per year of such person's term as a director of the Company. As amended, each person elected or re-elected an outside director on or after May 2, 1996 but before December 31, 1999 is entitled to be granted an option for 3,000 shares under the Director Plan per year of such person's term as a director of the Company. Accordingly, if re-elected at the Annual Meeting, Messrs. Ryan and Walker will each be entitled to be granted an option for 9,000 shares, i.e., 3,000 shares per year of a three-year term. The Board of Directors determined to increase the number of shares awarded in grants under the Director Plan in order to continue to provide the best incentive to the Company's outside directors and to attract and retain qualified outside directors.

   The price per share to be paid upon exercise of an option granted under the Director Plan will be 100% of the fair market value of a share of Common Stock on the date of the grant of such option. A stock option under the Director Plan vests, after a one-year waiting period, in cumulative annual increments of the lesser of 3,000 shares or the number of shares subject to the option then remaining unexercisable. Options granted prior to May 2, 1996 (before the amendments described above) vest, after a one-year waiting period, in cumulative annual increments of the lesser of 1,000 shares or the number of shares subject to the option then remaining unexercisable.

   The aggregate option price must be paid in full upon exercise of an option granted under the Director Plan. The price must be paid in cash. All options granted under the Director Plan are non-transferable other than by will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by the optionee. The proceeds from the sale of Common Stock pursuant to the exercise of options granted under the Director Plan will be added to the general funds of the Company.

   The Director Plan will be administered by a committee to be appointed by the Board. No options may be granted under the Director Plan to any member of the committee during the term of his membership on the committee. Only directors not then, or within one year prior thereto, eligible to be granted an option under the Director Plan may serve on the committee. The current members of the committee are Robert L. Mayer, Jr. and Frederick C. Jansen.

   The unexercised portion of any option granted under the Director Plan automatically and without notice will terminate at the earliest to occur of:
(a) ten years from the date thereof; (b) 90 days from the date the grantee ceased to be a director of the Company (other than due to death or disability); (c) three years from the date the grantee ceased to be a director due to a total disability; or (d) one year from the date of the grantee's death if such death occurs while the grantee is a director or within the three-year period referred to in (c).

   The Director Plan provides for the adjustment of outstanding options in the event of certain extraordinary transactions, including mergers, consolidations, recapitalizations, reclassifications, and stock splits and combinations. If an option granted under the Director Plan expires or is cancelled without having been exercised in full, the shares which were not purchased will again be eligible for grants under the Director Plan.

   In the event of a change in control, each outstanding option under the Director Plan will become immediately exercisable in full.

   The Director Plan may be terminated, suspended or modified at any time by the Board of Directors. However, no such termination, suspension or modification may adversely affect any right acquired by any grantee under the terms of his option granted before the date of such termination, suspension or modification without the consent of the grantee. Furthermore, any modification of the Director Plan to increase the aggregate number of shares for which options may be granted under the Director Plan, to change the designation of the class of persons eligible to receive options under the Director Plan, to permit the exercise of an option after ten years from the date of grant or to increase materially the benefits accruing to participants under the Director Plan will require stockholder approval.

   Options granted under the Director Plan do not qualify as incentive stock options under the Internal Revenue Code. For the federal income tax consequences relating to such options, see the discussion of the tax treatment of Non-Qualified Options under the heading "Approval of Amendments to Amended and Restated 1990 Stock Plan" above.

   The following sets forth the total number of shares of Common Stock underlying options that have been granted to date to the current outside directors of the Company under the Director Plan. Also set forth is the number of such shares of Common Stock underlying options that are subject to approval of the amendments to the Director Plan by the stockholders of the Company at the 1997 Annual Meeting.

                                       Number of Shares Underlying Options
                                  -------------------------------------------
                                                          Subject to Approval
Name                                Total                    of Amendments
----                                -----                    -------------
Claire W. Gargalli .............    6,000                        6,000
Patrick T. Ryan ................    3,144                           --
Michael R. Walker ..............    6,954                           --


   Options granted under the Director Plan to purchase an aggregate of 6,954 shares had been exercised as of March 14, 1997, at exercise prices of $9.94 and $11.25 per share (954 and 4,000 shares, respectively). The market value of the Common Stock of the Company as of March 27, 1997 was $23.25 per share, based on the closing sales price on that date for the Common Stock on the New York Stock Exchange.

   The affirmative vote of a majority of the shares of Common Stock, present in person or represented by proxy at the meeting and entitled to vote with respect to approval of the amendments to the Director Plan, is required for approval of the amendments to the Director Plan. Abstentions are considered shares of stock present in person or represented by proxy at the meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against approval of the amendments to the Director Plan because it represents one fewer vote for approval. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on approval of the amendments to the Director Plan, and will have no effect on the vote.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               APPROVAL OF THE AMENDMENTS TO THE DIRECTOR PLAN

                           INDEPENDENT ACCOUNTANTS
                            (ITEM 4 ON PROXY CARD)

   The Board of Directors of the Company has selected the firm of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending December 31, 1997. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Company's Annual Meeting with the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

   If the stockholders do not ratify the appointment of Coopers & Lybrand L.L.P., other certified public accountants will be considered by the Board of Directors.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                 "FOR" THE RATIFICATION OF THE APPOINTMENT OF
             COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS
                           FOR THE COMPANY FOR 1997

                                ANNUAL REPORT

   A copy of the Company's Annual Report for 1996 is being mailed to the Company's stockholders with this Proxy Statement.

                            STOCKHOLDER PROPOSALS

   To be considered for presentation to the next Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of Renal Treatment Centers, Inc., 1180 West Swedesford Road, Suite 300, Building 2, Berwyn, Pennsylvania 19312, no later than December 1, 1997.


                                OTHER MATTERS

   The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN YOUR PROXY PROMPTLY.


                                  By Order of the Board of Directors,


                                  Thomas J. Karl
                                  Vice President, Secretary and General Counsel
March 31, 1997

                          RENAL TREATMENT CENTERS, INC.

              ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 7, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby constitutes and appoints Ronald H. Rodgers, Jr. and Thomas J. Karl, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Renal Treatment Centers, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Valley Forge Hotel, North Gulph Road and First Avenue, King of Prussia, Pennsylvania on Wednesday, May 7, 1996, at 10:00 a.m., local time, and at any adjournments thereof, as follows:

1.  ELECTION OF DIRECTORS

  [ ]  FOR ALL NOMINEES LISTED               [ ]  WITHHOLD AUTHORITY
       BELOW (except as marked to                 to vote for all nominees
       the contrary below)                        listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                Patrick T. Ryan, Michael R. Walker

2. PROPOSAL TO APPROVE AMENDMENTS TO THE RENAL TREATMENT CENTERS, INC. AMENDED AND RESTATED 1990 STOCK PLAN. The Board of Directors recommends a vote FOR this proposal.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. PROPOSAL TO APPROVE AMENDMENTS TO THE RENAL TREATMENT CENTERS, INC. EQUITY INCENTIVE PLAN FOR OUTSIDE DIRECTORS. The Board of Directors recommends a vote FOR this proposal.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR 1997. The Board of Directors recommends a vote FOR this proposal.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                           (continued on reverse side)

                          (continued from reverse side)


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.


    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

    THIS PROXY SHOULD BE DATED, SIGNED BY THE STOCKHOLDER EXACTLY AS HIS NAME APPEARS BELOW AND RETURNED PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.


                                       Dated:                           , 1997
                                             ---------------------------


                                       ---------------------------------------

                                       ---------------------------------------

The following appendices are being filed as Appendices to the Proxy Statement pursuant to Instruction 3 of Item 10, Schedule 14A, and are not being provided to the stockholders of Renal Treatment Centers, Inc. with the Proxy Statement.

                                                                    Appendix 1


                          RENAL TREATMENT CENTERS, INC.

                      AMENDED AND RESTATED 1990 STOCK PLAN
                      ------------------------------------



         1. Purpose. This 1990 Stock Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of Renal Treatment Centers, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986 (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereinafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

         2.     Administration of the Plan.

                A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Stock Plan Committee (the "Committee") of two or more directors to administer the Plan. A director of the Company shall be eligible to serve on the Committee only if he or she qualifies as a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any; and
         (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board or except as may be specified in the instrument evidencing the grant of a stock right. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

                B. Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                C. Authority of the Board. Notwithstanding anything to the contrary set forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board at its election. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and Grantees and all other holders of Options, Stock Appreciation Rights and Awards granted under the Plan.

        3. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

         4. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 3,987,000, subject to adjustment as provided in paragraph 13. Moreover, for the period commencing on January 1, 1994 until September 27, 2000, no employee shall be granted options for more than 500,000 shares pursuant to this Plan. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

         5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on or after September 28, 1990 and prior to September 27, 2000. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

         6.     Minimum Option Price; ISO Limitations.

                A. Price for Non-Qualified Options. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or
         (ii) fifty percent (50%) of the fair market value per share of Common Stock on the date of such grant.

                B. Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

                C. $100,000 Annual Limitation on ISOs. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

                D. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined on the date such Option is granted (or on the first preceding business day for which the prices or quotes discussed in this sentence are available, if the date of grant is not a business day) and shall mean (i) the closing price (on that date) or the average of the high and low prices (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

         7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

         8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                A. Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify. The Committee may also establish certain conditions, including, without limitation, performance criteria with respect to the Company and/or the optionee, which must be satisfied before an Option may be exercised.

                B. Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                C. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                D. Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option upon such circumstances and upon such terms and conditions as the Committee shall deem appropriate; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

         9. Termination of Employment. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety
(90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

         10.      Death; Disability.

                A. Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death (or to such greater extent as may be specified in the instrument evidencing the grant of such ISO), by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

                  B. Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date (or to such greater extent as may be specified in the instrument evidencing the grant of such ISO), at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
         Section 22(e)(3) of the Code or successor statute.

         11. Assignability. No Option or right to make Purchases shall be assignable or transferable by the optionee or grantee thereof except by will or by the laws of descent and distribution, and during the lifetime of the optionee or grantee, each Option or right to make Purchases shall be exercisable only by him or his guardian.

         12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

                  A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                  B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable (or to such greater extent as may be specified in the instrument evidencing the grant of the Option), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options to the extent then exercisable (or to such greater extent as may be specified in the instrument evidencing the grant of the Option) over the exercise price thereof.

                  C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

                  D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it shall offer the holder of such ISOs the option to convert the ISOs into Non-Qualified Options as provided in paragraph 16 or refrain from making such adjustments.

                E. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                  F. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                G. Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

                  H. Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

         If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

         14. Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         15. Term and Amendment of Plan. This Plan was originally adopted by the Board and approved by the stockholders on September 28, 1990. The Plan shall expire at the end of the day on September 27, 2000 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan or any amendment thereto for which stockholder approval is required under this paragraph 15. The Board may terminate or amend the Plan in any respect at any time, subject to any required stockholder approval or any stockholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any stock exchange listing requirements. In no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

         16. Conversion of ISOs into Non-Qualified Options; Termination. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

         17. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         18. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option,
(ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

         20. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         21. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

         22. Compliance with Rule 16b-3. The provisions of the Plan are intended to comply in all respects with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and any amendments thereto, and, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.



Amended and Restated by the Board of Directors on January 8, 1997.

                                                                    Appendix 2


                          RENAL TREATMENT CENTERS, INC.

                              EQUITY INCENTIVE PLAN
                              FOR OUTSIDE DIRECTORS


         RENAL TREATMENT CENTERS, INC., a corporation organized under the laws of the State of Delaware, hereby sets forth the Equity Incentive Plan for Outside Directors. The Plan provides for the grant of nonqualified stock options to Outside Directors.

         1. Definitions. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean a change in the power to direct or cause the direction of the management and policies of the Company arising from
(1) any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities or (2) more than 50% of the assets of the Company being disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary or subsidiaries) of the Company or otherwise.

         "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

         "Committee" shall mean the committee that has been appointed to administer the Plan pursuant to Section 2 of the Plan.

         "Company" shall mean Renal Treatment Centers, Inc., a Delaware corporation.

         "Director" shall mean a member of the Board.

         "Fair Market Value" shall mean the following: if the Company's common stock shall not be publicly traded at the time fair market value is to be determined, the fair market value shall be determined in good faith by the Committee and, if the Company's common stock shall be publicly traded at the time fair market value is to be determined, the fair market value shall be the average on such date of the highest and lowest reported sales price of the common stock of the Company on the principal established domestic securities exchange, if any, on which such stock is listed, or as reported in the over-the-counter market. If no sale prices are quoted for such date, the next preceding date for which such sale prices are quoted shall be used.

         "Option" shall mean an option granted under the provisions of Section 4 of the Plan to purchase common stock of the Company.

         "Optionee" shall mean an Outside Director to whom an Option is granted.

         "Outside Director" shall mean a Director who, at the time he becomes a Director, is not also an employee of the Company or any affiliate of the Company.

         "Plan" shall mean the Equity Incentive Plan for Outside Directors.

         "Secretary" shall mean the Corporate Secretary or an Assistant Secretary of the Company.

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Termination of Service" shall mean a cessation of an Outside Director's service as a member of the Board, whether as a result of resignation, failure to be reelected, removal for cause or any other reason.

         "Total Disability" shall mean a permanent and total disability as determined in accordance with Section 72(m)(7) of the Code.

         2. Administration.

            (a) Appointment of Committee. The Committee shall consist of at least one Director, appointed by and holding office at the pleasure of the Board. No Options may be granted to any member of the Committee during the term of his or her membership on the Committee. A Director shall be eligible to serve on the Committee only if he or she is not then eligible to be granted an Option and has not at any time within one year prior thereto been eligible for selection as a person to whom Options may be granted under this Plan.

            (b) Duty and Power of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Options and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall not have any discretion to determine who will be granted Options or to determine the number of Options to be granted to any Outside Director, the timing of such grant or the exercise price of the Option.

            (c) Committee Actions. The Committee may act either by vote of a majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee.

            (d) Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall not receive any compen sation for their services as members, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, or other persons. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan and all members of the Committee shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

         3. Shares Subject to Plan.

            (a) Limitations. The shares of stock issuable pursuant to Options shall be shares of the Company's $.01 par value common stock. The total number of such shares which may be subjected to Options granted under the Plan shall not exceed 30,000 in the aggregate.

            (b) Effect of Unexercised or Cancelled Options. If an Option expires or is cancelled for any reason without having been fully exercised or vested, the number of shares subject to such Option which were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option granted hereunder (to the same Optionee or to a different Optionee).

            (c) Changes in the Company's Shares. In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's common stock or of another class of the Company's stock), spin-off or combination of shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares that may be issued on exercise of Options.

         4. Stock Options.

            (a) Granting of Options.

                (i) Eligibility. Each Outside Director shall be eligible to be granted Options.

                (ii) Granting of Options. Each Outside Director on November 15, 1993 shall, on such date, be granted an Option for the purchase of that number of shares as shall be determined by multiplying by 1,000 the number of years of such Outside Director's then current term as a Director. Each person appointed, elected or re-elected an Outside Director after November 15, 1993 but before December 31, 1999 shall, on the business day following the date of appointment or election to the Board, be granted an Option for the purchase of that number of shares as shall be determined by multiplying by 1,000 the number of years of such Outside Director's then current term as a Director. In the event that the term for which an Outside Director is elected or appointed includes a portion of a year, the number of shares for which such Option shall be granted shall be reduced accordingly.

            (b) Terms of Options.

                (i) Option Agreement. Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and the Company and which shall contain such terms and conditions as the Committee determines are required by the Plan.

                (ii) Option Price. The price of the shares subject to each Option shall be 100% of the Fair Market Value for such shares on the date the Option is granted.

                (iii) Date of Grant. The date on which an Option shall be granted shall be the date determined under Section 4(a)(ii).

                (iv) Commencement of Exercisability.

                     (A) No Option may be exercised in whole or in part during the first year after such Option has been granted. Thereafter, except as otherwise provided in Section 4(b)(vii), the Option shall become exercisable in cumulative annual installments on each anniversary of the date of grant in an amount equal to the lesser of 1,000 shares or the number of shares under the Option then remaining unexercisable, until all of the shares under the Option have become exercisable.

                     (B) No portion of an Option that is unexercisable at the time of the Optionee's Termination of Service shall thereafter become exercisable; provided, however, in the event Optionee's Termination of Service is due to the expiration of Optionee's term as a Director, all Options attributable to such term shall become exercisable, if not otherwise exercisable, on the date of such Termination of Service.

                     (C) Notwithstanding anything to the contrary set forth herein, no Option may be exercised until the Plan shall have been approved by the affirmative vote of the holders of a majority of the shares of the Company present or represented and entitled to vote at a duly convened meeting of stockholders.

                 (v) Expiration of Options.

                     (A) Except as otherwise provided in Section 4(b)(v)(B), each Option shall terminate on the expiration of ten years from the date the Option was granted.

                     (B) Each Option, or portion thereof, which has become exercisable may be exercised until the first to occur of the following events:

                         (1) The expiration of ninety days from the Optionee's
Termination of Service, unless such Termination of Service results from the Optionee's death or Total Disability; or

                         (2) The expiration of three years from the date of the
Optionee's Termination of Service by reason of Total Disability; or

                         (3) The expiration of one year from the date of the
Optionee's death, if such death occurs while the Optionee is an Outside Director or within the three-year period referred to in paragraph (2) above, whichever is applicable.

                (vi) Adjustment in Outstanding Options. In the event that the outstanding shares of the common stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares of the Company, or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's common stock or of another class of the Company's stock), spin-off or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

                (vii) Change in Control. In the event of a Change in Control all outstanding Options shall become immediately exercisable, regardless of whether the Option had otherwise become exercisable pursuant to Section 4(b)(iv).

            (c) Exercise of Options.

                (i) Person Eligible to Exercise. During the lifetime of the Optionee, only he or she may exercise an Option granted to him or her or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such other person of his or her right or power to exercise the Option or any portion thereof.

                (ii) Fractional Shares. The Company shall not be required to issue fractional shares on exercise of an Option.

                (iii) Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following:

                     (A) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

                     (B) Full cash payment for the shares with re spect to which such Option or portion is thereby exercised and which are to be delivered to him or her pursuant to such exercise; and

                     (C) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

                (iv) Conditions to Issuance of Stock Certificates. The shares of common stock deliverable upon exercise of an Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of common stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                     (A) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                     (B) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable;

                     (C) The obtaining of any approval or other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable;

                     (D) The provision for any income tax withholding which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

                     (E) The lapse of such reasonable period of time following the exercise of the Option as the Company may determine, in its absolute discretion, from time to time to be necessary or advisable for reasons of administrative convenience.

                (v) Rights of Stockholders. An Optionee shall not be, nor have any of the rights of, a stockholder of the Company in respect to any shares which may be purchased upon the exercise of any Option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee.

         5. Miscellaneous Provisions.

            (a) Options Not Transferable. No Option or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 5(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

            (b) Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 4(b)(vi), materially modify the requirements as to eligibility to participate in the Plan, increase the limits imposed in Section 3(a) on the maximum number of shares which may be the subject of Options granted under the Plan, amend Section 4(b)(v)(A) or (B) to permit the exercise of an Option after expiration of 10 years from the date the Option was granted or otherwise materially increase the benefits accruing to participants under the Plan. The provisions of the Plan relating to the amount, price and timing of the grants of Options shall not be amended more than once in any six-month period, other than to comport with changes in the Code. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

            (c) Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Adopted by the Board of Directors on November 12, 1993.

Amended by the Board of Directors on March 28, 1994.

Approved by the Stockholders on May 3, 1994.

                                                                    Appendix 3



                             AMENDMENT NO. 1 TO THE
                          RENAL TREATMENT CENTERS, INC.
                   EQUITY INCENTIVE PLAN FOR OUTSIDE DIRECTORS

         Pursuant to the provisions of paragraph 5(b) of the Renal Treatment Centers, Inc. Equity Incentive Plan for Outside Directors (the "Plan"), Renal Treatment Centers, Inc. (the "Company") hereby amends the Plan as of the Effective Date as follows:

         1. Effective Date. The Plan is amended effective as of May 2, 1996 (the "Effective Date").

         2. Subject to Shareholder Approval. This amendment is subject to approval by the holders of a majority of the shares of common stock of the Company present or represented and voting at a meeting duly called and held. Grants may be made hereunder prior to stockholder approval, provided that any such grants shall be subject to such stockholder approval. This amendment shall not be construed to affect in any way the rights or privileges of any optionee under the Plan unless and until shareholder approval is granted.

         3. Specific Amendments.

            (a) Subparagraph (ii) of Section 4(a) is hereby amended to read in full as follows:

                "(ii) Granting of Options. Each person appointed, elected or re-elected an Outside Director on or after May 2, 1996 but before December 31, 1999 shall, on the business day following the date of appointment or election to the Board, be granted an Option for the purchase of that number of shares as shall be determined by multiplying by 3,000 the number of years of such Outside Director's then current term as a Director. In the event that the term for which an Outside Director is elected or appointed includes a portion of a year, the number of shares for which such Option shall be granted shall be reduced accordingly."

            (b) Subparagraph (iv)(A) of Section 4(b) is hereby amended to read in full as follows:

                "(A) No Option may be exercised in whole or in part during the first year after such Option has been granted. Thereafter, in the case of any Option granted on or after November 15, 1993 but before May 2, 1996, and except as otherwise provided in Section 4(b)(vii), the Option shall become exercisable in cumulative annual installments on each anniversary of the date of grant in an amount equal to the lesser of 1,000 shares or the number of shares under the Option then remaining unexercisable, until all of the shares under the Option have become exercisable. In the case of any Option granted on or after May 2, 1996 but before December 31, 1999, and except as otherwise provided in Section 4(b)(vii), the Option shall become exercisable in cumulative annual installments on each anniversary of the date of grant in an amount equal to the lesser of 3,000 shares or the number of shares under the Option then remaining unexercisable, until all of the shares under the Option have become exercisable."

         4. Execution. To record the adoption of this amendment by the Company's Board of Directors, this amendment has been executed in the manner set forth below.


                                             RENAL TREATMENT CENTERS, INC.



                                             By: /s/ Robert L. Mayer, Jr.
                                                ----------------------------
                                                Name:  Robert L. Mayer, Jr.
                                                Title: President

Dated: May 2, 1996